SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

         For Registration of certain classes of securities pursuant to
          Section 12(b) or (g) of the Securities Exchange Act of 1934

                                 PTN MEDIA, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                                              38-3399098
------------------------                                ----------------------
(State of Incorporation                                    (I.R.S. Employer
    or Organization)                                    Identification Number)

           313 North First Street, Suite 8B, Ann Arbor, Michigan 48104
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                    Name of each exchange on which
         to be registered                      each class is to be registered

----------------------------------           ----------------------------------

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ].

If this form relates to the registration of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X].

         Securities Act registration statement file number to which this form relates:

         33-51933

         Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.001 per share
                     ---------------------------------------
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended, and the instruction to Item 1, reference is made to "Description of Securities" included as part of registrant's Registration Statement on Form SB-2 (file no. 333-51933) for a description of registrant's Common Stock, $.001 par value, which description is incorporated by reference herein in response to this Item.

ITEM 2.  EXHIBITS

Exhibit No.       Description
-----------       -----------

3.1               Certificate of Incorporation of the Registrant (1)

3.2               The Registrant's By-Laws (1)

4.1               Form of Certificate representing shares of the Registrant's
                  Common Stock

--------------------------------
(1) Filed previously by the registrant with the Securities and Exchange Commission as an Exhibit to the registrant's Registration Statement on Form SB-2 (File No. 333-51933), filed on May 6, 1998, and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   PTN MEDIA, INC.
                                                    (Registrant)

                                        By:      /s/ Peter Klamka
                                            -----------------------------
                                              Peter Klamka, President

Dated: August 25, 1998

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1               Certificate of Incorporation of the Registrant (1)

3.2               The Registrant's By-Laws (1)

4.1               Form of Certificate representing shares of the Registrant's
                  Common Stock

--------------------------------
(1) Filed previously by the registrant with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-51933), filed on May 6, 1998, and incorporated herein by reference.